Exhibit 10.1
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT
     THIS CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT (this “Agreement”) is entered into as of the last date set forth on the signature page hereto, and is made effective as of April 3, 2009 (the “Effective Date”), by and between Preetinder S. Virk (“Employee”) and Mindspeed Technologies, Inc., a Delaware corporation (“Mindspeed”).
RECITALS
WHEREAS, Employee is currently employed by Mindspeed as Senior Vice President and General Manager, Enterprise and Customer Premise Equipment (“CPE”);
WHEREAS, Employee and Mindspeed wish to arrange for Employee’s separation from employment with Mindspeed on mutually agreeable terms and conditions as set forth in this Agreement;
ACCORDINGLY, the parties agree as follows:
     1. Termination. Employee will cease active employment with Mindspeed on the Effective Date. Mindspeed accepts Employee’s decision to leave the company. Mindspeed and Employee agree to affect a thoughtful and professional business transition. Employee agrees to provide transitional assistance to Mindspeed through September 11, 2009 to contribute to a structured CPE business transition and Mindspeed’s strategy development.
     2. Resignation. As of the Effective Date, Employee hereby resigns his position as an officer of Mindspeed and as a director or officer in each of Mindspeed’s subsidiaries for which he holds an office or offices.
     3. Settlement Sum. In consideration of Employee’s representations and releases in this Agreement, Mindspeed will provide Employee with salary continuation pay at Employee’s current salary level of $4,807.69 per week (less applicable withholdings) for twenty-three (23) weeks beginning on April 4, 2009 and continuing through September 11, 2009 (the “Salary Continuation Period”). The salary continuation payments will be made in accordance with Mindspeed’s bi-weekly payroll schedule. Employee will not accrue additional vacation hours after the Effective Date. During the Salary Continuation Period, Mindspeed will continue to pay the costs of Employee’s health club membership, two (2) airline clubs, and financial counseling benefits, to the same extent as if Employee had remained an officer of Mindspeed during such period. Participation in Mindspeed’s life insurance plan, long term disability insurance coverage, group personal excess liability coverage and 401(k) plan end on the Effective Date. Coverage under Mindspeed’s group medical, dental, and vision insurance plans ends on April 30, 2009. Employee agrees to pay Mindspeed $37,500 within thirty (30) days from the Effective Date to satisfy Employee’s repayment obligations for the unearned amount of the special bonus Employee received pursuant to that certain April 8, 2008 letter from Raouf Halim. If Employee does not pay Mindspeed $37,500 within such period, Employee agrees that the foregoing payments and benefits will terminate on July 17, 2009. The foregoing payments and benefits will be referred to collectively as the “Settlement Sum,” and the parties hereto agree that the Settlement Sum provides Employee with full recompense for any and all claims for lost or unpaid wages, benefits, damages, interest and any other claim related to Employee’s employment or to the separation of such employment.
     4. Stock Plans. Upon the termination of Employee’s employment from Mindspeed at the close of business on the last day of the Salary Continuation Period (the “Termination Date”), all stock options for Mindspeed stock that have been granted to Employee under any of Mindspeed’s or any other company’s stock plans and which are not vested as of the Termination Date, shall immediately expire and shall not be exercisable under any circumstances. Any such options that are vested as of the Termination Date shall be exercisable for the period of time specified in the terms of the option following the Termination Date and shall expire and shall not be exercisable at the end of such period if they are not exercised within such period. All unearned restricted stock as of the Termination Date, together with any dividends thereon, shall be forfeited, and Employee shall have no further rights of any kind or nature with respect thereto. Employee’s Mindspeed stock option and restricted stock awards outstanding as of the Effective Date are detailed in the attached Schedule A.
     5. No Section 16 Reporting. Employee understands and agrees that, as of the Effective Date, Employee shall no longer be a Section 16 officer of Mindspeed and all such reporting by Mindspeed on Employee’s behalf shall cease.
     6. Mindspeed Proprietary Information. Employee represents, understands and agrees that he is subject to that certain Employment Agreement, dated February 1, 2000, with Mindspeed, as successor in interests to Conexant Systems, Inc., regarding Mindspeed’s proprietary information, and that the provisions which survive his employment are enforceable and remain in full force and effect. Employee represents, as a material inducement to Mindspeed to enter into this Agreement, that he has not and will not disclose, use or misappropriate any confidential, proprietary or trade secret information of Mindspeed to the press, customers, analysts, investors or competitors. This representation includes, but is not limited to, product roadmaps, customer lists, design wins and employee lists. Mindspeed acknowledges that Employee’s employment with any of its competitors, in and of itself, will not constitute disclosure. Mindspeed further acknowledges that the act of meeting with a Mindspeed customer,

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
in and of itself, will not constitute disclosure, use or misappropriation of Mindspeed proprietary information.
     7. Termination of Agreement. That certain change of control Employment Agreement, dated as of December 15, 2008, by and between Mindspeed and Employee, shall be terminated, and no longer in effect as of the Effective Date.
     8. Non-Compete. For a period of one year from the Effective Date, Employee agrees not to perform services for a division or unit of one of the following companies directly competing with Mindspeed in the Enterprise/CPE and VoIP space: [***]. In the event of Employee’s breach of this Section 8, in addition to any other remedy available by law, Mindspeed may immediately terminate Employee’s employment for cause, and Employee shall forfeit any unpaid remainder of the Settlement Sum. During the Salary Continuation Period, Employee shall be permitted to perform services for one of the foregoing companies in portions of their operations that do not directly compete in the markets and technologies described above, including a Chief Executive Officer, Chief Operating Officer, or “Group” executive role with responsibility for multiple business units, provided that Employee complies with Section 6.
     9. Non-Solicit. During the Salary Continuation Period and for a period of twelve (12) months after Employee’s Termination Date, Employee shall not directly or indirectly solicit or assist any other company or person in soliciting any Mindspeed employee to leave Mindspeed and join another company.
     10. No Further Claims. Employee agrees that he is not entitled to receive, and will not claim, any additional right, benefit, payment or compensation, including but not limited to, any claim for wages, benefits, damages, interest, attorneys fees and costs, other than what is expressly set forth in Section 3, and hereby expressly waives any right to additional rights, benefits, payments or compensation. Employee further acknowledges that Mindspeed makes this Agreement without any admission of liability, and agrees, to the extent permissible by law, that he will not defame, disparage or make false or deceptive allegations against Mindspeed, whether to the press, employees, customers, investors or otherwise. In the event of Employee’s breach of this Section 10, Mindspeed may immediately terminate Employee’s employment for cause, and Employee shall forfeit any unpaid remainder of the Settlement Sum. For their part, the specific Mindspeed executives aware of this Agreement, Raouf Y. Halim, Thomas O. Morton and Bret W. Johnsen, agree not to defame, disparage or make false or deceptive allegations against Employee, whether to the press, employees, customers, investors or otherwise, or furthermore to knowingly allow other Mindspeed employees to defame or disparage Employee.

Employee should direct all prospective employment inquiries or requests for employment references to either Mr. Halim or Mr. Morton.
     11. Release. In exchange for the Settlement Sum, Employee agrees to, and by signing this Agreement does, waive and release all claims (known and unknown) which he might otherwise have had against Mindspeed and each of its past and present employees, officers, directors, agents, representatives, attorneys, insurers, related entities, assigns, successors, and predecessors of Mindspeed, and all persons acting by, through, under or in concert with any of them (collectively, the “Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including back wages, and attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, rights arising out of alleged violations of any contract, express or implied (including but not limited to any contract of employment, partnership, independent contractor, fiduciary, special or confidential relationship); any covenant of good faith and fair dealing (express or implied); any tort, including fraud and deceit, negligent misrepresentation, promise without intent to perform, conversion, breach of fiduciary duty, defamation, libel, slander, invasion of privacy, negligence, intentional or negligent infliction of emotional distress, malicious prosecution, abuse of process, intentional or negligent interference with prospective economic advantage and conspiracy; any “wrongful discharge” and “constructive discharge” claims; any claims relating to any breach of public policy; any violations or breaches of corporate by-laws; any legal restrictions on Mindspeed’s right to terminate employees or take other employment actions; or any federal, state, local, municipal or other governmental statute, regulation or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, the California Fair Employment and Housing Act, the Americans with Disabilities Act, and the Age Discrimination in Employment Act (collectively “Claim” or “Claims”) arising prior to the execution of this Agreement.
     12. Waiver. Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of all Releasees, Employee expressly acknowledges that this Agreement is intended to include in its effect, without limitation, all Claims which Employee does not know or suspect to exist in his favor against the Releasees, or any of them, at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such Claim or Claims. If Employee hereafter institutes any legal action against the Releasees, and each of them (except to enforce the specific provisions of this Agreement or for any future cause of action unrelated to Employee’s employment with Mindspeed or its predecessor companies), Mindspeed shall be entitled to payment from Employee of all costs, expenses and attorney’s fees incurred as a result of such legal action.
     13. No Other Promises. This Agreement contains all of the terms, promises, representations and understandings made between the parties. Employee agrees that no promises, representations or inducements have been made to him which caused him to sign this Agreement other than those which are expressly set forth above herein.
     14. Confidentiality. Employee represents and agrees that, with the exception of any civil judicial action where disclosure of this Agreement is ordered by the court, or where disclosure is compelled by law or government audit, he has and will keep the nature, terms and existence of this Agreement and the Settlement Sum strictly confidential, and that he has not and will not disclose, discuss or reveal any information concerning the nature, terms and existence of this Agreement and the Settlement Sum to any other person, entity or organization, except that Employee may disclose this information to his legal counsel, spouse and professional accountant. Employee is to advise Mindspeed of any request or demand for disclosure in any civil judicial action immediately upon learning of it so Mindspeed will be afforded a full opportunity to intervene, to object and to take any other action necessary to protect the confidentiality of this Agreement and the Settlement Sum. Employee acknowledges and agrees that Mindspeed is permitted to disclose this Agreement and the Settlement Sum in order to comply with any Securities and Exchange Commission or stock exchange disclosure requirements.
     15. Representations. Employee acknowledges that he has been advised to carefully consider all of the provisions in this Agreement before signing it. Employee represents, acknowledges and agrees that he has fully discussed all aspects of this Agreement with his attorneys to the full extent he so desired; that Employee has carefully read and fully understands all of the provisions of this Agreement; that Employee has taken as much time as he needs for full consideration of this Agreement; that Employee fully understands that this Agreement releases all of his claims, both known and unknown, against the Releasees; that Employee is voluntarily entering into this Agreement; and that Employee has the capacity to enter into this Agreement.
     16. Age Discrimination. Employee understands that he has a period of twenty-one (21) days to review and consider his release of his claims of age discrimination under the Age Discrimination in Employment Act (“ADEA”) before signing this Agreement. Employee further understands that he may use as much or as little of this twenty-one (21) day period as he wishes to prior to signing this Agreement. Employee also understands that after he signs this Agreement he is given seven (7) days within which to revoke the portion of this

Agreement releasing his claims under the ADEA and we encourage Employee to seek the advice of counsel concerning his revocation rights. Such revocation, to be valid, must be in writing and received by Mindspeed within the seven (7) day revocation period.
     17. No Other Representations. Employee represents and acknowledges that in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth in this Agreement made by Mindspeed, the Releasees, or by any of their agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement.
     18. No Admission of Liability. This Agreement shall not in any way be construed as an admission by Mindspeed that it has acted wrongfully with respect to Employee or any other person, or that Employee or any other person has any rights whatsoever against Mindspeed. Mindspeed specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of itself, its agents or its employees, past or present.
     19. Compliance with Laws. Employee represents that he has fulfilled his ethical, legal and professional responsibilities to Mindspeed, that he has not at any time known or been complicit in any financial reporting certification or board action taken in anything other than the best interest of Mindspeed stockholders, and that he is not aware of any liabilities, obligations, noncompliance with legal requirements (including, but not limited to, noncompliance with The Sarbanes-Oxley Act or any applicable securities regulations) or exposure of any kind on the part of Mindspeed that he has not, as of the date of this Agreement, brought to the attention of Mindspeed.
     20. Severability. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other sections shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.
     21. Governing Law. This Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California.
     22. Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter of this Agreement. This Agreement may not be modified, waived, rescinded or amended in any manner, except by a writing executed by all parties to this Agreement which clearly and specifically modifies, waives, rescinds or amends this Agreement. This Agreement is intended to comply with the provisions of Internal Revenue Code Section 409A (“Code Section 409A”) and, accordingly, the parties agree to amend this Agreement in good faith to the extent necessary to make this Agreement comply with Code Section 409A;  provided, however, that Mindspeed makes no representation that the amounts payable under this Agreement will comply with Code Section 409A and makes no undertaking to prevent Code Section 409A from applying to the amounts payable under this Agreement or to mitigate its effects on any payments made under this Agreement.
     23. Successors and Assigns. This Agreement shall be binding upon Employee and upon his respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of Mindspeed and the other Releasees and their related entities. This Agreement shall be binding on any successor entity to Mindspeed.
     24. No Assignment of Claims. Employee represents and warrants that he has not heretofore assigned or otherwise transferred or subrogated, or purported to assign, transfer or subrogate, to any person or entity, any Claim or portion thereof, or interest therein he may have against the Releasees, and he agrees to indemnify, defend and hold the Releasees harmless from and against any and all liability, loss, demands, claims, damages, costs, expenses or attorneys’ fees incurred by the Releasees as the result of any person or entity asserting any such right, assignment, transfer or subrogation.
     25. Execution in Counterparts. This Agreement may be executed in one or more counterparts, any one of which shall be deemed to be the original even if the others are not produced.
     26. Joint Preparation of this Agreement. Each party has had the opportunity to revise, comment upon and redraft this Agreement. Accordingly, it is agreed that no rule of construction shall apply against any party or in favor of any party. This Agreement shall be construed as if the parties jointly prepared this Agreement, and any uncertainty or ambiguity shall not be interpreted against any one party and in favor of the other.
     27. Further Actions. The parties hereto, without further consideration, shall execute and deliver such other documents and take such other actions as may be necessary to achieve the objectives of this Agreement. Employee further agrees to cooperate fully in the transition of matters under his responsibility, and to make himself reasonably available, as necessary, to answer questions or assist in such transitions.
     PLEASE READ CAREFULLY. THIS CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Dated: April 3, 2009	By:	/s/ Preetinder S. Virk Preetinder S. Virk

MINDSPEED TECHNOLOGIES, INC.

Dated: April 8, 2009	By:	/s/ Raouf Y. Halim

Raouf Y. Halim
Chief Executive Officer

SCHEDULE A

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee Id # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDER S.
015687924 / 408180 / Active / 645 / Domestic / / Section 1 6: Yes / Insider: No / /
SO / ISO / MSPOP / MINDSPEED STOCK OPTION PL / 0000018513 / 2003-30
01/18/1999	01/18/2009	882	$6.714				0	0			01/18/2009 — C	882

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000026534 / 2003-27
10/27/2000	10/27/2008	178	$22.0295				0	0			10/27/2008 — C	178

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000032852 / 2003-50
03/30/2001	03/30/2009	3,956	$9.001				0	0			03/30/2009 — C	3,956

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 000001 8940 / 2003-27
04/03/2002	04/03/2010	715	$11.793				715	715
Fidelity Stock Plan Services LLC.

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDER S.
015687924 / 4081 80 / Active / 645 / Domestic / / Section 16: Yes / Insider: No / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000020498 / 2003-27
04/03/2002	04/03/2010	715	$11.793				715	715

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / CXT0000201 / 2003-27
04/03/2002	04/03/2010	786	$11.793				786	786

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 25841880 / 2003-27
11/05/2002	11/05/2010	857	$5.015				857	857

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / FLD0000018 / 2003LT-70
07/30/2004	07/30/2012	1,500	$16.15				1,500	1,500
Fidelity Stock Plan Services LLC

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDER S.
2015687924 / 408180 / Active / 645 / Domestic / / Section 16: Yes / Insider: No / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0504200000515 / 2003LT-70
01/28/2005	01/28/2013	2,500	$11.40				2,500	2,500

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0508800000001 / 2003LT-70
03/23/2005	03/23/2013	5,000	$11.95				5,000	5,000

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0608000000007 / 2003LT-70
03/10/2006	03/10/2014	10,000	$17.70				10,000	5,000
									08/01/2009	2,500
									08/01/2010	2,500
Fidelity Stock Plan Services LLC

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDER S.
015687924 / 408180 / Active / 645 / Domestic / / Section 1 6: Yes / Insider: No / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0705100000008 / 2003LT-70
02/02/2007	02/02/2015	6,000	$10.95				6,000	3,000
									05/02/2009	750
									08/02/2009	750
									11/02/2009	750
									02/02/2010	750

SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0732300000015 / 2003LT-70
11/15/2007	11/15/2015	8,000	$7.00				8,000	2,000
									11/15/2009	2,000
									11/15/2010	2,000
									11/15/2011	2,000

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / SSJ0000578 / 2003-58
05/09/2003	05/09/2011	266	$0.00				0	0
Fidelity Stock Plan Services LLC

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDER S.
015687924 / 408180 /Active / 645 / Domestic/ / Section 16: Yes / Insider: No/ /
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / MIN0000064 / 2003RS-74
09/03/2004	09/03/2012	1,500	$0,00				0	0

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0529000000237 / 2003RS-75
10/07/2005	11/10/2006	3,000	$0.00				0	0

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0529000000512 / 2003RS-76
10/07/2005	08/08/2007	800	$0.00				0	0
Fidelity Stock Plan Services LLC

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale /Division / Section 16B / Insider / Term Code / Term Date

Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDER S.
015687924 / 408180 / Active / 645 / Domestic / / Section 16: Yes / Insider: No / /
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0604100000010 / 2003RS-74
01/31/2006	01/31/2010	2,000	$0.00				500	0
									04/30/2019	125
									07/31/2009	125
									10/31/2009	125
									01/31/2010	125

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0608000000008 / 2003RS-74
03/10/2006	08/01/2010	5,000	$0.00				2,500	0
									08/01/2009	1,250
									08/01/2010	1,250

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0635300000158 / 2003RS-75
11/16/2006		2,000	$0.00				0	0
											11/15/2007 — F	130
Fidelity Stock Plan Services LLC

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name /Client Grant ID/ Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDER S.
015687924 / 408180 / Active / 645 / Domestic / / Section 16: Yes / Insider: No / /
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0632400000001 / 2003RS-74
11/17/2006		4,500	$0.00				0	0

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0635300000478 / 2003RS-74 12/01/2006
		1,500	$0.00				0	0

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0705800000036 / 2003RS-77 03/02/2007
		1,363	$0.00				0	0

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0722200000002 / 2003RS-74 07/27/2007
		8,000	$0.00				4,000	0
									07/31/2009	4,000
Fidelity Stock Plan Services LLC

Optionee Detail Report
04/02/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employment ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name /Client Grant ID/ Product ID

Grant	Expiry	Options	Grant	Exercise	Options	Exercise	Options	Shares	Vesting	Shares	Cancel	Shares
Date	Date	Granted	Price	Date - Type	Exercised	Price	Outstanding	Exercisable	Date	Vested	Date - Type	Cancelled

VIRK, PREETINDERS.
015687924 / 4081 80 / Active / 645 / Domestic / / Section 16: Yes / Insider: No / /
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0732300000005 / 2003RS-75
11/15/2007	6,250	$0.00					0	0
											11/21/2008 — C	625

RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0807700000300 / 2003RS-74
03/07/2008	10,000	$0.00					5,000	0
									04/30/2009	1,250
									07/31/2009	1,250
									10/31/2009	1,250
									01/31/2010	1,250
Fidelity Stock Plan Services LLC

Optionee Detail Report
04/02/2009
Grand Totals:

		Options	Shares
Client Id	Options Granted	Outstanding	Exercisable

MSPD	87,268	48,073	22,073

Fidelity Stock Plan Services LLC